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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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
Date of Report (Date of earliest event reported): April 20, 2004 (April 13, 2004)
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                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

          MARYLAND                     001-13417                  13-3950486
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

       379 THORNALL STREET, EDISON, NEW JERSEY                 08837
       (Address of Principal Executive Offices)              (ZIP Code)

        Registrant's telephone number, including area code (732) 548-0101

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On April 13, 2004, the Audit Committee of the Board of Directors of Hanover Capital Mortgage Holdings, Inc. (the "Company") appointed Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2004. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through the date of the engagement of Grant Thornton LLP, the Company has not consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was the subject of disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

                         [Signature on following page.]


                                      -1-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Hanover Capital Mortgage Holdings, Inc.


                                       /s/ J. Holly Loux
                                  ----------------------------------------
                                  Name:    J. Holly Loux
                                  Title:   Chief Financial Officer and
                                           Treasurer

Date: April 20, 2004